UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 8, 2016

Global Boatworks Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	333-205604	81-0750562
(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

2637 Atlantic Blvd. #134
Pompano Beach, FL 33062

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 954-934-9400

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .   Written communications pursuant to Rule 425 under the Securities Act

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02 Unregistered Sale of Equity Securities

On June 8, 2016, the Board of Directors of the Company approved the issuance of 1,000,000 shares of its Series A Preferred Stock to Robert J. Rowe, the Company’s Chief Executive Officer, President, Director and controlling Shareholder. Both before and after the issuance of the 1,000,000 shares of Series A Preferred Stock to Mr.  Rowe, Mr. Rowe had the ability to control the outcome of all matters submitted to a vote of the Company’s common stockholders. The rights, preferences, privileges, restrictions and characteristics of the Series A Preferred Stock are detailed in the Certificate of Designation to the Articles of Incorporation are summarized in Item 5.03 below and are filed as Exhibit 3.3 to this filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 8, 2016, the Board of Directors of the Company approved an amendment of the Company’s Articles of Incorporation attached hereto as Exhibit 3.3 (the “Amendment”). The purpose of the Amendment was to designate 1,000,000 of the Company’s authorized preferred stock as “Series A Preferred Stock”. The Series A Preferred Stock has the following rights, designations and preferences:

•

The holders of the Series A Preferred Stock shall be entitled to notice of any stockholders’ meeting and to vote as a single class upon any matter submitted to the Company’s common stockholders for a vote.

•

Each one (1) share of Series A Preferred Stock is entitled to one thousand (1,000) votes per share.

•

The Companyshall not, either directly or indirectly by amendment, merger, consolidation or otherwise, take any of the following actions without first obtaining the affirmative written consent of 100% of the holders of the Series A Preferred Stock:

i. Amend, alter or repeal any provision of its Articles of Incorporation, this Certificate or Bylaws;

ii. Designate any new class of Preferred Stock, nor sell or issue in any way, shape or form, any additional shares of Preferred Stock other than the Series A Preferred Stock, including, but not limited to, any shares of Series A Preferred Stock; and

iii. Initiate any action with a regulatory, governmental, administrative, judicial entity or individual in an attempt to abrogate or diminish in any way the rights, preferences and privileges of the Series A Preferred Stock.

•

The Series A Preferred Stock is not convertible into the Company’s common stock or any other shares of the Company.

•

The Company issued 1,000,000 shares of the Series A Preferred Stock to Robert J. Rowe, the Company’s Chief Executive Officer, President, Director and controlling shareholder.

•

The Company is obligated to redeem the Series A Preferred Stock, in whole, but not in part, at the option of the Holder for $1,000.

Item 9.01 Exhibits.

Exhibit No.

Exhibit 3.3

Amendment to Articles of Incorporation Designating Series A Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL BOATWORKS HOLDINGS, INC.

Date:  June 9, 2016

By:  /s/ Robert J. Rowe

Robert J. Rowe, Chief Executive Officer & President